SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

IMAGE ENTERTAINMENT, INC.

(Name of Registrant as Specified In Its Charter)

LIONS GATE ENTERTAINMENT CORP.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

     On June 6, 2006, Lions Gate Entertainment Corp. (the “Reporting Person”) filed with the Securities and Exchange Commission an amendment to its Schedule 13D with respect to its ownership of shares of Image Entertainment, Inc. (the “Company”). The amendment contained the following statements in its Item 4 disclosure:
     “On June 5, 2006, the Court of Chancery of the State of Delaware in and for New Castle County granted summary judgment in the case of Lions Gate Entertainment Corp. v. Image Entertainment, Inc., C. A. No. 2011, in favor of the Reporting Person. The Court held first, that the Company’s Board of Directors will not become classified until the election of Directors at the Company’s 2006 Annual Meeting of Stockholders (the “2006 Annual Meeting”) and that all of the seats on the Company’s Board of Directors are up for election at the 2006 Annual Meeting; second, that the Company’s Board of Directors does not have authority to amend the Company’s bylaws; and third, that the Company’s Board of Directors does not have authority to amend the Company’s certificate of incorporation without a vote of the Company’s stockholders.
     On June 6, 2006, the Reporting Person delivered a notice (the “Notice”) to the Secretary of the Company formally notifying the Company of its intent to nominate for the 2006 Annual Meeting (a) the following slate of six directors: Duke K. Bristow, Ph.D.; Eric K. Doctorow; Edward Huguez; Joseph J. Incandela; Joachim Kiener; and Barry David Perlstein and (b) if additional or substitute nominees are required, the following additional or substitute director: Jack R. Crosby (each person named in (a) and (b), a “Nominee” and collectively, the “Nominees”). A copy of the Notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.
IMPORTANT INFORMATION
     The Reporting Person intends to make a preliminary filing with the Commission of a proxy statement and an accompanying proxy card to be used to solicit proxies for the election of the Nominees at the 2006 Annual Meeting.
     SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE REPORTING PERSON FROM STOCKHOLDERS OF THE COMPANY FOR USE AT THE 2006 ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE COMPANY AND WILL BE AVAILABLE AT NO CHARGE AT THE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE REPORTING PERSON AND THE NOMINEES AND THEIR DIRECT AND INDIRECT INTERESTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 99.1 HERETO.”
     On June 6, 2006, the Reporting Person sent the Notice to the Corporate Secretary of the Company notifying the Company of its intent to nominate the Nominees for election to the Board at the 2006 Annual Meeting. A copy of the Notice is attached hereto as Exhibit 1.
     Information relating to the nominees is contained in the Notice attached hereto as Exhibit 1.
     SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY LIONS GATE ENTERTAINMENT CORP. FROM THE STOCKHOLDERS OF IMAGE ENTERTAINMENT, INC. FOR USE AT THE 2006 ANNUAL MEETING OF STOCKHOLDERS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF IMAGE ENTERTAINMENT INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.